                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 22, 2000



AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                               FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah               11-2869526           333-91473         Delaware              13-3854638          333-91473
(State or Other        (I.R.S. Employer      (Commission     (State or Other        (I.R.S. Employer     (Commission
 Jurisdiction of       Identification        File Number)     Jurisdiction of        Identification      File Number)
 Incorporation or          Number)                            Incorporation or          Number)
 Organization)                                                 Organization)

             6985 UnionPark Center                                         World Financial Center
               Midvale, Utah 84047                                             200 Vesey Street
                  (801) 565-5000                                            New York, New York 10285
                                                                                (212) 640-2000


               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


            N/A                                         N/A
(Former Name or Former Address,           (Former Name or Former Address,
 if Changed Since Last Report)             if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 22, 2000, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2000-4 Supplement, dated as of June 22, 2000.

                  On June 22, 2000, American Express Credit Account Master Trust issued its $1,000,000,000 Class A Floating Rate Asset Backed Certificates, Series 2000-4 and $96,970,000 Class B Floating Rate Asset Backed Certificates, Series 2000-4 (the "Series 2000-4 Certificates"). The Series Supplement is attached hereto as Exhibit 4.1.


Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2000-4 Supplement, dated as of June 22, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                              American Express Centurion Bank,
                                              on behalf of the American Express
                                              Credit Account Master Trust


                                               By:       /s/ Maureen Ryan
                                                  ------------------------------
                                               Name:      Maureen Ryan
                                               Title:     Assistant Treasurer


                                       3


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              American Express Receivables
                                              Financing Corporation II
                                              on behalf of the American Express
                                              Credit Account Master Trust


                                               By:     /s/ Leslie R. Scharfstein
                                                 -------------------------------
                                               Name:    Leslie R. Scharfstein
                                               Title:   President

                                       4


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                                  EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

Exhibit 4.1 Series 2000-4 Supplement, dated as of June 22, 2000, supplementing the Pooling and Servicing Agreement dated as of May 16, 1996.

                                       5